                                                                EXHIBIT 10.5(b)


                             MODIFICATION AGREEMENT


STATE OF TEXAS            )
                          )
COUNTY OF FORT BEND       )


                                   WITNESSETH

         WHEREAS, Bank One, Texas, N.A. (hereinafter referred to as "Lender"), has previously extended or agreed to extend credit to Newmark Home Corporation, a Nevada corporation (hereinafter referred to as "Newmark"), as evidenced by that certain Amended and Restated Loan Agreement dated April 30, 1996, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated June, 1996 ("Loan Agreement"), with advances evidenced by the Promissory Note dated April 30, 1996 in the original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00) (the "Note"); and

         WHEREAS, the Loan Agreement is secured by Deeds of Trust and Supplemental Deeds of Trust and Security Agreements of various dates (hereinafter referred to as the "Deeds of Trust") covering the property described on Exhibit "A" attached hereto and incorporated herein for all purposes (hereinafter referred to as the "Property"); and

         WHEREAS, Newmark is the present owner of the Property; and

         WHEREAS, Newmark has agreed to transfer and assign the Property to NHC Homes, Inc., a Nevada corporation (hereinafter referred to as "NHC"), which would then immediately transfer and assign the Property to Newmark Homes, L.P. ("NHLP"); and

         WHEREAS, NHLP desires to assume the obligations contained in the Loan Agreement, Note and Deeds of Trust; and

         WHEREAS, Lender is the present owner and holder of the Note and Newmark and Lender desire to amend and modify the Loan Agreement, Note and Deeds of Trust as set forth below; and

         WHEREAS, said Deeds of Trust provide for an event of default in the event of a conveyance of the Property by Newmark without the consent of Lender; and

         WHEREAS, the Lender is willing to consent to the transfer of title and assumption of the obligations referred to above, on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants, considerations and agreements contained herein, it is agreed as follows:

                                       I.

         Lender hereby consents to the transfer and conveyance of the Property to NHC from Newmark, subject to the debt obligations associated with the Property. Lender hereby consents to the transfer and conveyance of the Property to NHLC from NHC, subject to the debt obligations associated with the Property.

                                      II.

         After transfer of the Property to NHC from Newmark, NHC does hereby assume and agree to perform all of the obligations contained in the Loan Agreement, Note and Deeds of Trust, as modified, provided, however, notwithstanding anything to the contrary, it is expressly understood and agreed by all parties hereto that NHC does not intend, and has not by the execution of this Agreement, assumed or agreed to assume the payment of, nor shall NHC be personally liable for, the payment of the Note referred to above and NHC shall be liable upon the indebtedness evidenced by the Note, all sums to accrue or to become payable thereon and all amounts covenanted to be paid by NHC under the Deeds of Trust, to the extent, of the security for the payment of the Note, including without limitation, all properties, rights and estates described in the Deeds of Trust. In the event default occurs in the timely and prompt payment of all or part of such indebtedness, sums or amounts at the maturity thereof, howsoever such maturity may be brought about, any judicial proceedings by Lender or other holder thereof against NHC shall be limited to the preservation, enforcement and foreclosure of the liens and mortgages now or at any time hereafter securing the payment hereof, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of NHC other than the properties, rights, estates, and interests, described in the Deeds of Trust securing the Note. In the event of foreclosure of such lien and mortgage securing the payment of the Note by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be obtainable by Lender or other holder hereof against NHC or its successors, assigns, or other legal representatives, and it is further understood and agreed by all the parties hereto that the purpose of liability for the payment of the above described indebtedness, NHC has taken the Property "subject to" said indebtedness, and shall have no personal liability therefor.

                                      III.

         After transfer of the Property from NHC, NHLP does hereby assume and agree to perform all of the obligations contained in the Loan Agreement, Note and Deeds of Trust, as modified, it being understood and agreed by all parties hereto that NHLP intends to assume and be liable for the payment of the Note referred to above and that NHLP shall be liable upon the indebtedness evidenced by the Note, all sums to accrue or to become payable thereon and all amounts covenanted to be paid by NHLP under the Deeds of Trust for payment of the Note. This covenant of assumption is intended for the benefit of and may be enforced by Lender and any subsequent holder of the Note.

                                      IV.

         The Loan Agreement, Note and Deeds of Trust, as modified, are hereby amended to include Newmark Homes, L.P., a Texas Limited Partnership, in said documents, whether as "Maker," "Grantor," "Assignor," "Debtor" or otherwise, as the case may be, so that all of said instruments shall, from and after this date, be construed as if they had been originally executed by NHLP.





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                                       V.

         In the event any item, term or provision contained in this Agreement is in conflict, or may be hereafter held to be in conflict, with any applicable laws, this instrument shall be effected only as to its application to such item, term or provision, and shall in all other respects remain in full force and effect. In no event and upon no contingency shall the maker or makers of the Note or Notes secured hereby, or any party liable thereon or therefore, be required to pay interest in excess of the maximum interest that may be lawfully charged by the holder of said indebtedness under the applicable usury laws.

                                      VI.

         The Loan Agreement, Note and Deeds of Trust shall in all other respects remain the same and shall continue as valid and binding obligations of the respective parties, their heirs, successors and assigns. NHLP acknowledges and agrees that (i) the Note is a valid and subsisting obligation of NHLP, enforceable against NHLP in accordance with its terms, (ii) the Deeds of Trust create valid and subsisting liens and security interests against the Property and other collateral described therein, and (iii) the Note and all of the Deeds of Trust are hereby renewed and extended, ratified, confirmed and carried forward by NHLP in all respects.

                                      VII.

         This Agreement shall be performable in Harris County, Texas and shall be construed in all respects in accordance with the laws of the State of Texas.

                                     VIII.

         NHLP agrees to execute such additional documents as may be reasonably requested by Lender from time to time in order to carry out the intent of this Agreement and to perfect or give further assurance of any of the rights granted or provided for hereunder or under the Note, the Loan Agreement or the Deeds of Trust.

         IN WITNESS WHEREOF, the parties have hereunto executed this instrument in multiple counterparts as of the day first above written.



                                       NEWMARK HOME CORPORATION


                                       By: /s/ TERRY WHITE
                                          -----------------------------
                                          Terry White,
                                          Chief Financial Officer





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

                                       NHC HOMES, INC.


                                       By: /s/ LARRY HORNER
                                          -----------------------------
                                          Larry Horner, President

                                       NEWMARK HOMES, L.P.
                                          By:  NEWMARK HOME CORPORATION,
                                               Its Sole General Partner,
                                               a Nevada corporation

                                               By: /s/ TERRY WHITE
                                                  -----------------------------
                                                  Terry White,
                                                  Chief Financial Officer



                                       BANK ONE, TEXAS, N.A.


                                       By: /s/ JACK TOTH
                                          -----------------------------
                                          Jack Toth
                                          Vice President



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
STATE OF TEXAS            )
                          )
COUNTY OF FORT BEND       )

         This instrument was acknowledged before me on the 30th day of September, 1996 by Terry White, Chief Financial Officer of Newmark Home Corporation, a Nevada corporation, on behalf of said corporation.


                                           /s/ LINDA SOTIER
     [NOTARY PUBLIC SEAL]                  -----------------------------------
                                           Notary Public's Signature

STATE OF NEW YORK         )
                          )
BOROUGH OF MANHATTAN      )

         This instrument was acknowledged before me on the 3rd day of October, 1996 by Larry Horner, President of NHC Homes, a Nevada corporation, on behalf of said corporation.


                                           /s/ DEIRDRE M. KEAG
                                           -----------------------------------
                                           Notary Public's Signature

                                                     [NOTARY PUBLIC SEAL]

STATE OF TEXAS            )
                          )
COUNTY OF FORT BEND       )

         This instrument was acknowledged before me on the 30th day of September, 1996 by Terry White, Chief Financial Officer of Newmark Home Corporation, a Nevada corporation, Sole General Partner of Newmark Homes, L.P., on behalf of said limited partnership.



                                           /s/ LINDA SOTIER
     [NOTARY PUBLIC SEAL]                  -----------------------------------
                                           Notary Public's Signature


STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on the 5th day of November 1996 by Jack Toth, Vice President of Bank One, Texas, N.A., on behalf of said national association.



                                           /s/ DOLORES T. HERNANDEZ
     [NOTARY PUBLIC SEAL]                  -----------------------------------
                                           Notary Public's Signature





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